Preferred and Common Stock - Additional Information (Details)	6 Months Ended
Jun. 30, 2015
Series D Convertible Preferred Stock
Convertible preferred stock - terms of conversion	The Series D Convertible Preferred Stock will mandatorily convert into shares of common stock 30 months after issuance at a price per share of common stock equal to $10.00. The holder of Series D Convertible Preferred Stock shall have the right to convert the shares of the preferred stock into common stock prior to the scheduled maturity dates at a price of $7.00 per share of common stock. The Series D Convertible Preferred Stock does not have any voting rights. Navios Acquisition is obligated to redeem the Series D Convertible Preferred Stock (or converted common shares) at their nominal value at the holder's option. Beginning 18 months after the issuance of the preferred stock, the holder can exercise the option to request the redemption of up to 250 shares of preferred stock (or converted common shares) on a quarterly basis.